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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2002



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)



           NEW BRUNSWICK                                0-29302                                980151150
          (State or other                          (Commission File                         (I.R.S. Employer
          jurisdiction of                               Number)                          Identification Number)
           organization)

                5280 SOLAR DRIVE, SUITE 300                                          L4W 5M8
                   MISSISSAUGA, ONTARIO                                             (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020


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ITEM 8. CHANGE IN FISCAL YEAR

         On August 15, 2002, the Board of Directors of TLC Vision Corporation ("TLC") adopted a resolution to change TLC's fiscal year end from May 31 to December 31. The first complete fiscal year affected by this change will end December 31, 2003. TLC will file a report on Form 10-K for the seven-month transition period beginning June 1, 2002 and ending December 31, 2002 in accordance with the filing requirements for such report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, TLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2002

                                         TLC VISION CORPORATION


                                         By /s/ Robert W. May
                                            -----------------------------------
                                            Robert W. May
                                            Co-General Counsel